UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-21140
FORTRESS INVESTMENT TRUST II
(Exact name of Registrant as specified in charter)
1345 Avenue Of The Americas, 46th Floor, New York, NY 10105
(Address of principal executive offices) (Zip code)
Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, New York, NY 10036
(Name and address of agent for service)
Registrant’s telephone number, including area code: (212) 798-6100
Date of fiscal year end: December 31
Date of reporting period: September 30, 2010

Item 1. Consolidated Schedule of Investments (Unaudited).
Fortress Investment Trust II’s (“FIT II”) Consolidated Schedule of Investments as of September 30, 2010 is as follows:

				Income
		Cost (c) (d)		Recognized This	Fair Value	% of Net
Investment	Investment Reference	(000s)	Description of Investment	Period (000s)	(000s)	Assets
Controlled Affiliate — Indirect Investments (a)
RESG Acquisition LLC	“RESG”	$—	89.7% of the issued common equity	$323	$5,468	27.6%
FIT Capital Trading LLC (f)	“Capital Trading”	75	100% of the issued common equity	—	75	0.4%
FIT DVI LLC (g)	“DVI”	—	100% of the issued common equity	8	—	—
FIT Aero Investments Ltd.	“Aerofort”	20,795	100% of the issued common equity	8,100	7,099	35.9%
Fortress Cayman Holdings LLC (e)	“Simon Storage”	1,227	100% of the issued common equity	—	—	—

Total Investments (b)		$22,097		$8,431	$12,642	63.9%

(a)	An affiliated company is a company in which FIT II has ownership of at least 5% of the voting securities. These securities are restricted as to public resale and are not readily marketable. An affiliate is controlled if greater than 25% of its equity is owned by FIT II or entities under common control with FIT II. When a controlled affiliate was established to hold a particular investment, we have defined such investment as “indirect.” Refer to Note 1 for additional disclosures with respect to the holdings of Indirect Investments.

(b)	The United States Federal income tax basis of FIT II’s investments at the end of the period was approximately $16.4 million and, accordingly, net unrealized depreciation for United States Federal income tax purposes was approximately $3.8 million (gross unrealized appreciation of $2.4 million and gross unrealized depreciation of $6.2 million).

(c)	Net of returns of capital, if any.

(d)	The purchase of the Capital Trading investments occurred in 2010, the purchase of RESG occurred in 2002, the purchase of DVI occurred in 2003 and the purchase of Aerofort occurred in 2004. Additional investments in Aerofort and Simon Storage were made in 2009.

(e)	Cash deposit held in escrow as collateral against GBP 750,000 contingent liability resulting from a guarantee issued to the purchaser of Simon Storage Group, Ltd.

(f)	Non-income producing.

(g)	Underlying investment held by FIT DVI LLC matured in September 2010 and the remaining cost of $0.5 million was written off.
See notes to consolidated schedule of investments.

FORTRESS INVESTMENT TRUST II
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)
SEPTEMBER 30, 2010
1.	CONTROLLED AFFILIATE HOLDINGS
FIT II holds interests in the following investments, which represent more than 1% of its net assets, through its controlled affiliate holdings:

			Number of Shares,
			Principal / Notional
Investment	Holding Entity	Investment	Amount (a)	Cost (b)			Geographical	Fair Value
Reference	(Controlled Affiliate)	Type	(000s)	(000s)	Description of Investment (a)	Industry	Location	(000s)
“RESG”	RESG Acquisition LLC	Equity Interest	$—	$—	100% of the common stock of RESG MIDL Corp., owner of debt and equity interests in a portfolio of retail real estate (d)	Real Estate	U.S.A.	$5,496

“Capital Trading”	FIT Capital Trading LLC	Government Securities	15,000	14,997	U.S. Government treasury securities; 0.12%; sold October 2010 (c)	—	U.S.A.	14,997

“Aerofort”	FIT Aero Investments Ltd.	Equity Interest	—	20,795	100% equity interest in Aerofort Investments LLC and 100% equity interest in FIT AERO Iceland, LTD, lessors of aircraft	Transportation	U.S.A./Europe	7,099

(a)	Presented for the controlled affiliate in its entirety. FIT II’s interest in the Indirect Investment is represented by the product of (i) its ownership percentage in the controlled affiliate as disclosed on the Consolidated Schedule of Investments, and (ii) the controlled affiliate’s investment holding.

(b)	Net of returns of capital, if any.

(c)	The fair value disclosed above differs from the Consolidated Schedule of Investments due to the other assets and liabilities of Capital Trading including repurchase agreements with Deutsche Bank AG with a cost basis and fair value of $14.9 million and an interest rate of 0.25%, which were repaid in October 2010. The cost presented above also differs from that on the Consolidated Schedule of Investments due to the use of financing by the controlled affiliate.

(d)	The fair value disclosed above excludes cash and other assets and liabilities of ($0.03) million, which are included in the fair value of the controlled affiliate presented on the Consolidated Schedule of Investments.

FORTRESS INVESTMENT TRUST II
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)
SEPTEMBER 30, 2010
2.	FAIR VALUE MEASUREMENTS
U.S. generally accepted accounting principles (“GAAP”) establishes a hierarchy based upon the type of data used to determine fair value as follows:
▪	Level 1 — price quotes for identical investments are available in active markets as of the reporting date.

▪	Level 2 — pricing inputs, other than Level 1, which are directly or indirectly observable as of the reporting date. This category includes quoted prices for similar investments in active markets, quoted prices for identical or similar investments (including genuine bids from third parties) in non-active markets (defined as markets where there are few transactions, prices are not current, public information is limited, or there is substantial variation in pricing), and observable inputs other than quoted prices that are used in valuation models (for example, interest rates and credit spreads). This category also includes interests in controlled affiliates whose fair value is predominantly attributable to investments in Level 1 type securities.

▪	Level 3 — unobservable inputs which are based upon FIT II’s assessment of the assumptions that market participants would use in determining the exit price for the investment. This category includes interests in controlled affiliates whose fair value is significantly affected by assets or liabilities other than investments in Level 1 or Level 2 type securities. Valuations based upon information from third parties (such as pricing services or brokers) which was itself based significantly on unobservable inputs or was otherwise not supportable as a Level 2 input are classified as Level 3.
The fair value method adopted is required to maximize the usage of Level 1 or Level 2 (i.e. market observable) inputs. Where the valuation method used utilizes inputs that fall within different levels of the hierarchy, the classification of the fair value measure as a whole is determined by the lowest level of significant input used.

FORTRESS INVESTMENT TRUST II
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)
SEPTEMBER 30, 2010
The fair value method used depends upon the nature of the investment and availability of inputs as follows:

Investment Type	Valuation Methodology
Common equity in private enterprises	Private company investments are generally valued using one or more of the following methods:
1.	A market-multiple based approach utilizing a factor (for example: a price/earnings multiple or an EBITDA multiple, dividend yield, etc.) sourced from a comparable public company and adjusted to account for the different attributes (for example: liquidity, marketability, growth potential, earnings quality, financial leverage, quality of management, geographical differences, etc.) of the specific private company being measured, and then applied to that company’s actual or forecasted net operating income, earnings, EBITDA, dividend, etc. as applicable.

2.	A discounted cash flow (“DCF”) analysis requiring the application of discount factors and terminal multiples to projected cash flows. Discount factors are usually derived using some market based inputs, for example: risk-free interest rates (being the return on U.S. government bonds, typically with a 20 year maturity), industry betas (being a measure of the volatility of a group of stocks participating in a particular industry relative to the market as a whole), industry risk premiums (being the return that investors demand above the risk-free interest rate to compensate for the additional risk of investing in companies within a particular industry), etc. Terminal multiples are generally based upon market transactions.

3.	To the extent that there are transactions in similar investments these will be considered in the determination of fair value. Greater emphasis is placed on those transactions for which sufficient observable data is available to enable FIT II to understand the basis of the price paid, and the comparability of the subject asset to FIT II’s own investment.

4.	External appraisers may be utilized to assist FIT II in the valuation of certain assets. Appraisers may utilize one or more of the methods described above. FIT II reviews all assumptions and inputs utilized by the appraisers.

The selection of valuation method is dependent upon the nature of the investment (for example, where the cash flows are highly predictable, a discounted cash flow model may be

FORTRESS INVESTMENT TRUST II
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)
SEPTEMBER 30, 2010

Investment Type	Valuation Methodology
preferred) and the availability of observable inputs for similar companies (the existence of public companies similar to the investment might render the market-multiple based approach more significant).

In some cases, different valuation methods may be applied to different components of an enterprise, or greater emphasis placed on different valuation approaches, depending on the circumstances. For example, an enterprise might hold income producing (e.g. office buildings) and non-income producing assets (e.g. land). A market-multiple based approach would be less relevant to the valuation of the non-income producing assets.

All of the valuation methods used require significant judgment, and therefore generally result in a Level 3 fair value classification.

Privately held real estate	Privately held real estate investments are valued using one or more of the following methods:
1.	An income based approach utilizing a discount factor (capitalization rate or “cap rate”) sourced from industry data on similar property (residential, office, industrial) in a similar location and adjusted to account for the different attributes (for example: above or below market rent, occupancy levels, tenant credit profiles, capital expenditure requirements, lease expirations, etc.) of the specific property being measured, and then applied to that property’s actual or forecasted net operating income.

2.	Reference to sales data for similar properties to those being evaluated to develop dollar per square foot values that are then adjusted for those differences identified in 1. above.

3.	Determination of the change in fair value of the properties being evaluated through reference to the movement in industry benchmark data over the same period (for example, the index published by the National Council of Real Estate Investment Fiduciaries, “NCREIF”).

4.	Based on appraisals performed by third party valuation experts (who typically use one or more of the aforementioned methods). Management reviews and analyzes these appraisals to ensure it agrees with the conclusions reached.

FORTRESS INVESTMENT TRUST II
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)
SEPTEMBER 30, 2010

Investment Type	Valuation Methodology
The selection of valuation method is dependent primarily on the availability of observable inputs for similar properties.

Where more than one approach is taken to valuing the investment a range of values often results. Management exercises its judgment to select a fair value.

All of these methods require significant judgment, and therefore result in a Level 3 fair value classification.

REIT units	Units in Real Estate Investment Trusts that report their assets at fair value pursuant to the audit and accounting guide applicable to investment companies are generally valued based upon FIT II’s proportionate share of the net asset value reported by the REIT’s investment manager (after considering such manager’s allocation of profit, where applicable). FIT II will review the valuation models prepared by the investment manager, or otherwise prepare its own analysis (as described under privately held real estate above) to verify the reported NAV.

Units in other Real Estate Investment Trusts are valued as common or preferred equity in public or private enterprises, as applicable, using one of the methods described under common equity in public enterprises or privately held real estate, as applicable.

Usually, a Level 3 classification is deemed appropriate.

U.S. government securities	U.S. government securities are generally valued based upon their closing quoted market price, as described under common equity above. Where U.S. government securities that mature within three months are purchased close to the balance sheet date FIT II may utilize amortized cost to approximate fair value.

A classification in Level 1 of the fair value hierarchy is deemed appropriate.

Receivables	Certain securities backed by pools of receivables have publicly available pricing information, although such markets tend to be relatively inactive. For securities valued using such information, a level 2 classification would be appropriate.

Where there is an absence of comparative public data, investments in pools of receivables are valued using discounted cash flow analyses incorporating discount factors and assumptions regarding the value of collateral (where

FORTRESS INVESTMENT TRUST II
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)
SEPTEMBER 30, 2010

Investment Type	Valuation Methodology
appropriate). In determining the appropriate discount rate, reference might be made to published credit spreads on assets of similar credit quality and term.

Since significant judgment is required regarding the value of underlying collateral, and other assumptions, a Level 3 fair value classification is appropriate.

Reverse repurchase agreements	FIT II may enter into reverse repurchase agreements in order to partially finance an investment. For short term reverse repurchase agreements, fair value is assumed to equal the contractual repurchase amount, and a Level 2 classification is appropriate. For longer term reverse repurchase agreements, fair value is calculated using discounted cash flow models. The discount rate is calculated based upon publicly available information on credit spreads for instruments of similar term and credit quality. A Level 3 classification is appropriate for reverse repurchase agreements valued using a discounted cash flow model.
The following summarizes the valuation of FIT II’s investments within the fair value hierarchy described above at September 30, 2010 (in thousands):

Investments	Underlying Investment	Total	Level 2	Level 3
Controlled Affiliates — Indirect Investments

Common equity in private enterprises:

Real Estate — Commercial property	Equity interest in a REIT	$5,468	$—	$5,468

U.S. Treasury bills	N/A	75	75	—

Transportation	Equity interest in a private enterprise	7,099	—	7,099

		$12,642	$75	$12,567

All investments valued by FIT II using significant Level 3 inputs as described above at September 30, 2010 were valued based on internal models.

FORTRESS INVESTMENT TRUST II
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)
SEPTEMBER 30, 2010
For the nine months ended September 30, 2010, the changes in investments measured at fair value using Level 3 inputs were as follows (in thousands):

					Net Realized
					and
					Unrealized	Transfers
	Underlying	Balance,			Gains	to (from)	Balance,
Investments	Investment	January 1, 2010	Purchases	Sales	(Losses)	Level 3	September 30, 2010
Controlled Affiliates — Indirect Investments

Common equity in private enterprises:

Real Estate — Commercial property	Equity interest in a REIT	$4,957	$—	$—	$511	$—	$5,468

Healthcare	Equity interest in a pool of medical receivables	17	—	(13)	(4)	—	—

Transportation	Equity interest in a private enterprise	14,958	—	—	(7,859)	—	7,099

		$19,932	$—	$(13)	$(7,352)	$—	$12,567

The net amount of unrealized gains and (losses) relating to investments still held at the reporting date is $(6.8) million.

Item 2. Controls and Procedures.
(a)	The Registrant’s Chief Executive Officer and Chief Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-Q was recorded, processed, summarized, and reported timely.
(b)	There have not been changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the Registrant’s most recent fiscal quarter of the period to which this report relates that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 3. Exhibits.
(A)(1) Certification of Chief Executive Officer.
(A)(2) Certification of Chief Financial Officer.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Fortress Investment Trust II

By: Name:	/s/ John Morrissey John Morrissey
Title:	Chief Financial Officer
Date:	November 24, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: Name:	/s/ Wesley R. Edens Wesley R. Edens
Title:	Chief Executive Officer
Date:	November 24, 2010

By: Name:	/s/ John Morrissey John Morrissey
Title:	Chief Financial Officer
Date:	November 24, 2010